Camber Energy, Inc. 8-K

 Exhibit 99.1

Camber Energy Announces Execution of Asset Purchase Agreement In Connection With Asset Disposition and Assignment of Debt

SAN ANTONIO, TX / ACCESSWIRE / July 13, 2018 / Camber Energy, Inc. (NYSE American: CEI) (the ''Company'' or ''Camber''), based in San Antonio, Texas, a growth-oriented, independent oil and gas company engaged in the development of crude oil, natural gas and natural gas liquids, announced the execution of an Asset Purchase Agreement with N&B Energy, LLC dated July 12, 2018, in connection with the planned disposition of a substantial portion of its assets in exchange for the buyer's assumption of all of Camber's senior debt with International Bank of Commerce ("IBC"). The proposed buyer pursuant to the letter of intent is a party affiliated with Richard N. Azar II, Camber's former Chief Executive Officer and former director who resigned on June 21, 2018, and Donnie B. Seay, a former director who resigned on July 10, 2018.

The closing of the transaction is subject to customary closing conditions including final approval of IBC and approval of the Company’s shareholders, among others.

In the event the transaction is approved by the Company's shareholders and closes, the Company will retain its assets in Glasscock County and Hutchinson Counties, Texas and will also retain a 12.5% production payment (subject to a maximum of $2.5 million) and a 3% overriding royalty interest in its existing Okfuskee County, Oklahoma asset. In addition, Camber will be retaining an overriding royalty interest on certain undeveloped leasehold interests. Camber is also evaluating additional acquisition opportunities which will further enhance the Company's growth plans, funding permitting.

Additionally, if the closing occurs, it will extinguish all of the Company's existing bank debt, which will significantly enhance the Company's balance sheet and cash flow by eliminating the current required monthly debt service payments of $425,000 per month. The Company is currently negotiating a forbearance agreement with IBC while shareholder approval for the transaction is sought, which forbearance it hopes to complete within the next ten days.

The Interim CEO of Camber, Louis G. Schott, noted, "This transaction is a major step towards improving the Company’s balance sheet and regaining compliance with the continued listing standards of the NYSE American.''

Mr. Schott continued, ''This should also position the Company for growth through acquisition and development opportunities.''

About Camber Energy, Inc.

Based in San Antonio, Texas, Camber Energy (NYSE American: CEI) is a growth-oriented, independent oil and gas company engaged in the development of crude oil, natural gas and natural gas liquids in the Hunton formation in Central Oklahoma in addition to anticipated project development in the Texas Panhandle. For more information, please visit the Company's website at www.camber.energy.

Safe Harbor Statement and Disclaimer

This release includes ''forward-looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including ''will,'' ''may,'' ''expects,'' ''projects,'' ''anticipates,'' ''plans,'' ''believes,'' ''estimate,'' ''should,'' and certain of the other foregoing statements may be deemed forward-looking statements. Although Camber believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These include risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Camber to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks associated with the conditions to closing required to be met to obtain all but the initial $11 million due pursuant to the terms of the Stock Purchase Agreement; risks relating to the absence or delay in receipt of government approvals or third party consents; and other risks described in Camber's Annual Report on Form 10-K and other filings with the SEC, available at the SEC's website at www.sec.gov. Additionally, the forward-looking statements included herein include statements regarding the expected timetable for completing the proposed disposition and benefits of the proposed disposition transaction. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Camber, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, including but not limited to, the satisfactory completion of due diligence by Camber and the buyer, the ability of Camber to negotiate and enter into a definitive agreement with IBC and, the satisfaction of the closing conditions contained in the definitive disposition agreement, any delay or inability to obtain necessary approvals or consents from third parties, the ability of Camber to obtain shareholder approval for the transactions, the failure to obtain the approval of IBC, the inability of Camber to maintain its listing on the NYSE American, the ability of Camber to realize the anticipated benefits from the proposed business transaction, and others. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available at http://www.sec.gov.

Important Information

In connection with the proposed asset disposition between Camber and the buyer, Camber currently intends to file a proxy statement with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement or other document Camber may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the proxy statement, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Camber. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about Camber, without charge, at the SEC's website (www.sec.gov). Copies of Camber's SEC filings may also be obtained from Camber without charge at Camber's website (https://www.camber.energy) or by directing a request to Camber at (210) 998-4035. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Participants in Solicitation

Camber and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed disposition. Information regarding Camber's directors and executive officers is available in Camber's definitive proxy statement on Schedule 14A, filed with the SEC on November 29, 2017 as well as subsequent Form 8-K filings. Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC by Camber in connection with the proposed transaction and in other relevant documents filed by Camber with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SOURCE: Camber Energy, Inc.

Released July 13, 2018